      As filed with the Securities and Exchange Commission on May 18, 2000
                                                      Registration No. 333-33964
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                            Post-Effective Amendment
                                     No. 1
                                       to
                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                US Unwired Inc.
            (Exact Name of Corporation as Specified in Its Charter)

         Louisiana                    4812                   72-1457316
      (State or other     (Primary Standard Industrial    (I.R.S. Employer
      jurisdiction of      Classification Code Number)   Identification No.)
     incorporation or
       organization)

                        One Lakeshore Drive, Suite 1900
                         Lake Charles, Louisiana 70629
                                 (800) 673-2200
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               Thomas G. Henning
                         General Counsel and Secretary
                                US Unwired Inc.
                        One Lakeshore Drive, Suite 1900
                         Lake Charles, Louisiana 70629
                                 (337) 436-9000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ----------------
                                   Copies to:
       Anthony J. Correro, III                      Bryant B. Edwards
           Louis Y. Fishman                          Latham & Watkins
    Correro Fishman Haygood Phelps          633 West Fifth Street, Suite 4000
      Walmsley & Casteix, L.L.P.            Los Angeles, California 90071-2007
  201 St. Charles Avenue, 46th Floor          Telephone: (213) 485-1234
  New Orleans, Louisiana 70170-4600             Facsimile: (213) 891-8763
      Telephone: (504) 586-5252
      Facsimile: (504) 586-5250

   Approximate date of commencement of proposed sale to the public: As soon as practicable following the effectiveness of this Registration Statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering: [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-33964
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Introductory Note

     This Post-Effective Amendment No. 1 to Form S-1 is filed pursuant to Rule 462(d) of the Securities Act of 1933, as amended, solely for the purpose of adding exhibits to the Registration Statement on Form S-1, Registration No. 333-33964, which was declared effective by the Securities and Exchange Commission on May 17, 2000.

                                    PART II



Item 16. Exhibits and Financial Statement Schedules.

     (a)Exhibits

                                                                   Sequentially
 Exhibit                                                             Numbered
 Number                   Description of Exhibit                      Pages
 -------                  ----------------------                   ------------
  1.1+   Underwriting Agreement dated May 17, 2000 among US
         Unwired Inc., Donaldson, Lufkin & Jenrette Securities
         Corporation, Credit Suisse First Boston, First Union
         Securities, Inc., DLJdirect Inc. and the Selling
         Stockholders named in Schedule II thereto, acting
         severally.
 10.29   Second Amendment to Shareholders Agreement dated as of
         May 16, 2000 among US Unwired Inc., The 1818 Fund III,
         L.P., TCW Leveraged Income Trust, L.P., TCW Leveraged
         Income Trust II, L.P., TCW Shared Opportunity Fund II,
         L.P., TCW Shared Opportunity Fund IIB, LLC, TCW Shared
         Opportunity Fund III, L.P., TCW/Crescent Mezzanine
         Trust II, TCW/Crescent Mezzanine Partners II, L.P. and
         Brown University Third Century Fund, and the
         shareholders of US Unwired Inc. named therein
         (supercedes Exhibit 10.29 to Amendment No. 2 to Form
         S-1, Registration No. 333-33964, filed on May 11,
         2000).
 10.30   Mandatory conversion letter dated May 16, 2000 to US
         Unwired Inc. from The 1818 Fund III, L.P.
 10.31   Mandatory conversion letter dated May 16, 2000 to US
         Unwired Inc. from TCW Leveraged Income Trust, L.P., TCW
         Leveraged Income Trust II, L.P., TCW Shared Opportunity
         Fund II, L.P., TCW Shared Opportunity Fund IIB, LLC,
         TCW Shared Opportunity Fund III, L.P., TCW/Crescent
         Mezzanine Trust II, TCW/Crescent Mezzanine Partners II,
         L.P. and Brown University Third Century Fund.

---------------------
+   Amended exhibit filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Lake Charles, State of Louisiana, on May 18, 2000.


                                          US UNWIRED INC.

                                                   /s/ Robert W. Piper
                                          By:
                                             ----------------------------------
                                                     Robert W. Piper
                                              President and Chief Executive
                                                         Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 18, 2000.


              Signature                                  Title
              ---------                                  -----

         /s/ Robert W. Piper           President, Chief Executive Officer and
______________________________________  Director (Principal Executive Officer)
           Robert W. Piper

         /s/ Jerry E. Vaughn           Chief Financial Officer (Principal
______________________________________  Financial Officer)
           Jerry E. Vaughn

           /s/ Don Loverich            Controller (Principal Accounting
______________________________________  Officer)
             Don Loverich

     /s/ William L. Henning, Jr.       Chairman of the Board of Directors
______________________________________
       William L. Henning, Jr.

     /s/ William L. Henning, Sr.       Director
______________________________________
       William L. Henning, Sr.

        /s/ Thomas G. Henning          Director
______________________________________
          Thomas G. Henning

         /s/ John A. Henning           Director
______________________________________
           John A. Henning

                                       Director
______________________________________
          Lawrence C. Tucker

                                       Director
______________________________________
           Andrew C. Cowen

                                 EXHIBIT INDEX

                                                                   Sequentially
 Exhibit                                                             Numbered
 Number                   Description of Exhibit                      Pages
 -------                  ----------------------                   ------------
  1.1+   Underwriting Agreement dated May 17, 2000 among US
         Unwired Inc., Donaldson, Lufkin & Jenrette Securities
         Corporation, Credit Suisse First Boston, First Union
         Securities, Inc., DLJdirect Inc. and the Selling
         Stockholders named in Schedule II thereto, acting
         severally.
 10.29   Second Amendment to Shareholders Agreement dated as of
         May 16, 2000 among US Unwired Inc., The 1818 Fund III,
         L.P., TCW Leveraged Income Trust, L.P., TCW Leveraged
         Income Trust II, L.P., TCW Shared Opportunity Fund II,
         L.P., TCW Shared Opportunity Fund IIB, LLC, TCW Shared
         Opportunity Fund III, L.P., TCW/Crescent Mezzanine
         Trust II, TCW/Crescent Mezzanine Partners II, L.P. and
         Brown University Third Century Fund, and the
         shareholders of US Unwired Inc. named therein
         (supercedes Exhibit 10.29 to Amendment No. 2 to Form
         S-1, Registration No. 333-33964, filed on May 11,
         2000).
 10.30   Mandatory conversion letter dated May 16, 2000 to US
         Unwired Inc. from The 1818 Fund III, L.P.
 10.31   Mandatory conversion letter dated May 16, 2000 to US
         Unwired Inc. from TCW Leveraged Income Trust, L.P., TCW
         Leveraged Income Trust II, L.P., TCW Shared Opportunity
         Fund II, L.P., TCW Shared Opportunity Fund IIB, LLC,
         TCW Shared Opportunity Fund III, L.P., TCW/Crescent
         Mezzanine Trust II, TCW/Crescent Mezzanine Partners II,
         L.P. and Brown University Third Century Fund.

---------------------
+   Amended exhibit filed herewith.